UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

WiSA Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Registered Direct Transaction

On February 14, 2025, Datavault AI Inc. (f/k/a WiSA Technologies, Inc.) (the “Company”) closed an offering (the “Offering”) pursuant to that certain securities purchase agreement (the “Purchase Agreement”) with the investors party thereto (each an “Investor”, and collectively, the “Investors”). In the Offering, the Company issued and sold to the Investors in a registered direct offering, (a) an aggregate of 4,757,126 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, and (b) common stock purchase warrants (the “Warrants”, and together with the Shares, the “Securities”) exercisable for an aggregate of up to 4,757,126 shares of Common Stock, at an exercise price of $1.14 per share (the “Warrant Shares”) at a combined offering price of $1.14 per share and accompanying Warrant, for aggregate gross proceeds of approximately $5.4 million.

The Warrants are immediately exercisable upon issuance and will expire on the fifth anniversary of the issuance date of the Warrants. The Warrants may be exercised, in certain circumstances, on a cashless basis pursuant to the formula contained in the Warrants.

The Securities issued in the registered direct offering and the Warrant Shares issuable upon exercise of the Warrants are being offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-267211) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on September 1, 2022 and declared effective on September 13, 2022.

Obligations Under the Purchase Agreement

Pursuant to the Purchase Agreement, the Company agreed, subject to certain exceptions, (i) not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after the closing date of the Offering, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as such term is defined in the Purchase Agreement) for a period of 4 months from the closing date of the Offering, in each case unless the Company is required to complete a financing prior to the applicable date in order to satisfy Nasdaq’s continued listing requirements.

Placement Agency Agreement

In connection with the Offering, on February 13, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as placement agent on a “reasonable best efforts” basis in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent an aggregate fee equal to 7.0% of the gross proceeds raised in the Offering and reimburse the Placement Agent an amount up to $75,000 for expenses in connection with the Offering. The Company also issued the Placement Agent a private warrant (the “Placement Agent Warrant”) to purchase up to 5.0% of the aggregate number of Securities sold in the Offering, or warrants to purchase up to 475,713 shares of Common Stock (such shares, the “Placement Agent Warrant Shares”), at an exercise price equal to 125.0% of the offering price per share of Common Stock and accompanying Warrant, or $1.425 per share. The Placement Agent Warrants will be exercisable 6 months after the commencement of sales in the Offering and will expire on the five year anniversary of the initial exercise date.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, Warrants, Placement Agent Warrants and Purchase Agreement, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Sullivan & Worcester LLP, counsel to the Company, delivered an opinion as to the validity of the Shares and Warrant Shares, and the enforceability of the Warrants, a copy of which is attached to this Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Chang in Fiscal Year.

On February 13, 2025, WiSA Technologies, Inc. filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to change its name to “Datavault AI Inc.” (the “Amendment”).

The foregoing does not purport to be a complete description of the Amendment, and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibits 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of February 13, 2025, by and between Datavault AI Inc. (f/k/a WiSA Technologies, Inc.) and Maxim Group LLC, as placement agent (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed with the SEC on February 13, 2025).
3.1	Certificate of Amendment to Certificate of Incorporation, filed February 13, 2025.
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the SEC on February 13, 2025).
4.2	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed with the SEC on February 13, 2025).
5.1	Opinion of Sullivan & Worcester LLP, dated February 14, 2025.
10.1	Form of Securities Purchase Agreement by and among the Company and certain accredited investors dated February 13, 2025 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on February 13, 2025).
23.1	Consent of Sullivan & Worcester LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer